EXHIBIT 10.11

Loan No. 526436:11

LOCKBOX AGREEMENT

This LOCKBOX AGREEMENT (the "Agreement") is made as of the 11 day of May, 2010, by and between INLAND DIVERSIFIED KISSIMMEE PLEASANT HILL, L.L.C., a Delaware limited liability company, with a principal place of business at 2901 Butterfield Road, Oak Brook, Illinois 60523 ("Borrower"), and JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), a Michigan corporation, having a principal place of business at 197 Clarendon Street, Boston, Massachusetts 02116 ("Lender").

A.

RECITALS

1.

Borrower has applied to Lender for a real estate mortgage loan in the amount of Six Million Eight Hundred Thousand and No/100 Dollars ($6,800,000.00) (the “Loan”), to be evidenced by its note (the “Note”) of even date herewith, and secured by, inter alia, that certain Mortgage, Assignment of Leases and Rents and Security Agreement and Fixture Filing (the “Mortgage”) on property now commonly known as Pleasant Hill Commons, 3307-3343 S. Orange Blossom Trail, Kissimmee, Florida (the “Property”), bearing the same date as the Note.

2.

Lender has agreed to make the Loan to Borrower as long as Borrower agrees to establish a lockbox and deposit the rent and other amounts due and owing on the Property into a lockbox account upon the occurrence of an Event of Default (as hereinafter defined) to be held and applied in accordance with the terms of this Agreement.

3.

Borrower has agreed to so establish a lockbox and deposit the rent and other amounts due and owing on the Property into a lockbox account upon the occurrence of an Event of Default to be held and applied in accordance with the terms of this Agreement.

4.

Borrower and Lender have executed escrow instruction letters to each of the Tenants (the “Tenant Direction Letters”) and Borrower has delivered to Lender the Tenant Direction Letters to be held in escrow.

5.

Lender, Borrower and Bank of America, N.A. (“Lockbox Bank”) entered into that certain Deposit Account Control Agreement dated of even date herewith (“Control Agreement”) attached hereto as Exhibit B in which Lockbox Bank acknowledges the security interest and control of Lender over the Account in accordance with the terms of this Agreement.

6.

Upon the occurrence of an Event of Default, Lender will (i) deliver the Tenant Direction Letters to the Tenants, (ii) send notice to the Lockbox Bank that the lockbox account is activated pursuant to the terms of the Control Agreement and (iii) hold the Lockbox Account (as defined below) pursuant to the terms of this Agreement.

NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions contained in this Agreement and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

1.

Definitions. Any capitalized term utilized in this Agreement shall have the meaning as specified in the Mortgage, unless such term is otherwise specifically defined.  For purposes of this Agreement and in addition to the terms defined elsewhere in this Agreement, the following capitalized terms shall have the meanings indicated:

(a)

Account shall have the meaning assigned in Section 3 of this Agreement.

Loan No. 526436:11

(b)

Event of Default shall mean a default under this Agreement or the occurrence of an Event of Default under the Note, the Mortgage or the other Loan Documents.

(c)

Leases shall mean those certain leases and occupancy agreements in place from time to time at the Property granting leasehold estates, estates for a period of years or other rights to use and occupy space at the Property.

(d)

Loan Documents shall have the meaning assigned in the Note.

(e)

Lockbox Amount shall mean any deposits of Rent, and all other funds deposited in the Account pursuant to this Agreement.

(f)

Lockbox Bank shall have the meaning assigned to it in Section 3.

(g)

Monthly Debt Service Payment Amount shall mean the monthly payments due under the Note.

(h)

Rents shall mean all rents, additional rent, and other monetary obligations and income, of any nature whatsoever, payable by Tenants to Borrower under the Leases.

(i)

Servicer shall have the meaning ascribed in Section 8 below.

(j)

Tenants shall mean tenants and occupants at the Property under written or unwritten leases, tenancies, occupancy agreements or other rights to use and occupy the space at the Property as they may be in effect from time to time.

2.

Rent Deposits.  Borrower covenants and agrees that upon the occurrence of an Event of Default:

(a)

Deposits.  Borrower shall pay, or shall cause to be paid, all Rents and other income from the Property directly by Tenants to Lender pursuant to the terms of this Agreement, which amounts shall be deposited directly into the Account.   Borrower authorizes Lender to send to Tenants the Tenant Direction Letters.  Borrower shall obtain each Tenant’s consent to the Tenant Direction Letter.  Without limitation of the foregoing, Borrower shall notify Tenants to commence making such payments of Rent directly into the Account and shall take all actions required by Lender to cause such payments of Rent to be made directly into the Account.  The foregoing action and remedy shall be in addition to, and not in limitation of, the other remedies available to the Lender under the Loan Documents.

(b)

Notice to Lockbox Bank.  Lender shall send notice to the Lockbox Bank of the Account’s activation, The notice is in the form of Exhibit B attached to the Control Agreement.

(c)

Holding Amounts in Trust. If Borrower receives any Rents or other income from the Property despite the foregoing provisions, then (1) such amounts shall be deemed to be part of the Lockbox Amount and shall be held in trust for the benefit, and as the property, of Lender, (2) such amounts shall not be commingled with any other funds or property of Borrower, and (3) Borrower shall deposit such amounts into the Account within three (3) business days of receipt.

(d)

 Attorney-in-Fact.  Borrower hereby constitutes and appoints Lender as their true and lawful attorney-in-fact with full power of substitution to collect all of the Rents and to provide any necessary endorsement or signature required to collect and deposit the Rents into the Account.

Loan No. 526436:11

This power of attorney shall be construed to be a power coupled with an interest which cannot be revoked.

(e)

No Termination or Amendment.  Without the prior written consent of Lender, Borrower shall not (1) terminate, amend, revoke or modify any obligation of any Tenants to pay Rents other than as provided in this Agreement, or (2) direct or cause any Tenant to pay any Rent in any manner other than as provided in this Agreement; provided, however, that the foregoing shall not modify Borrower’s rights with respect to “Small Leases” as provided in Section 7 of the Mortgage and in the Assignment of Leases and Rents of even date executed by Borrower as Assignor to Lender as Assignee.

(f)

Control.  The Lockbox Amount shall be held, controlled and released by Lender, and used by Borrower, in accordance with, and to the extent permitted by, the terms and conditions of this Agreement.  Lender (or a designated representative of Lender) shall have the sole right to make withdrawal of the Lockbox Amount.

3.

Lockbox Amount. Borrower covenants and agrees that upon the occurrence of an Event of Default:

(a)

Establishment of Account.  Lender or Servicer shall hold the Lockbox Amount in one or more interest bearing lock box accounts (“Account” or “Accounts”, as the case may be) established and invested at such financial institutions as Lender shall select in its sole discretion (subject to Subparagraph 3(d) below) from time to time.  The initial Account shall be established at the following financial institution with the following address:

Bank of America NA

c/o Inland Diversified Kissimmee Pleasant Hill, LLC

16329 Collections Center Drive

Chicago, Illinois 60693

Wire ABA# 026009593

ACH ABA # 053000196

Credit Bank Account#:2370-1733-7869

Credit to:  Inland Diversified Kissimmee Pleasant Hill, LLC/John Hancock Life Insurance Company (U.S.A.), its successors and/or assigns

For Loans:  526436:11

(b)

Interest.  Any interest earned on the Account shall be for the benefit of Borrower and shall be added to the principal balance of the Account and disbursed in accordance with this Agreement.  Lender shall not be responsible for any losses resulting from investment of any of the Lockbox Amount or for obtaining any specific level or percentage of earnings on such investment.

(c)

Type of Account.  The Lockbox Amount deposited pursuant to this Agreement shall be invested by the Lender in Accounts maintained in the name of the Lender or its Servicer in commercial or savings banks provided that such Accounts shall at all times be insured by the Federal Deposit Insurance Corporation to the fullest possible extent consistent with applicable laws (currently $100,000), and further provided that the Accounts shall be demand accounts.

(d)

Lockbox Bank.  The financial institution selected by the Lender to hold the Account and then holding the Account from time to time and any successor or assign to such institution shall be referred to as the Lockbox Bank. Borrower agrees that any loss of funds while in the hands of the Lockbox Bank is at the risk of the Borrower.  Borrower further acknowledges and agrees to be fully responsible for any and all fees charged by the Lockbox Bank for the Accounts. Lender reserves the right in its sole discretion to move the Account to another bank in the

Loan No. 526436:11

event the Lockbox Bank fails to satisfy the criteria of Lender or any rating agency; provided, however, that in the event Lender elects to change the Lockbox Bank pursuant to this subparagraph 3(d), Borrower shall have the right to recommend another bank to serve as Lockbox Bank, and Lender shall not unreasonably refuse to consider such recommendation provided that the bank satisfies the criteria of Lender or any rating agency.

(e)

Property of Lender.  The Lockbox Amount and all monies in the Accounts shall be deemed the sole property of Lender and may not be used by or deemed cash collateral of Borrower, or any other party in any bankruptcy proceeding filed by or against Borrower or any of its affiliates.

4.

Application of Deposits.

          After an Event of Default, Lender may hold all Lockbox Amounts in the Account.  Lender shall be under no obligation to make any disbursements to Borrower or any other parties and may exercise all other rights and remedies under this Agreement and the Loan Documents, including without limitation the rights set forth in Section 6 of this Agreement.

The foregoing rights of Lender to disburse amounts from the Lockbox Amount from the Account shall create no obligation of Lender to fund, guaranty or make payments on the Loan or any other obligations of Borrower or its affiliates.

5.

Term; Termination.  The Lockbox Amount shall remain on deposit with Lender in accordance with the terms of this Agreement for as long as any sums remain due and payable to Lender under the Loan Documents.

6.

Remedies.

(a)

Security Interest.  In order to secure Borrower's repayment of the Note and performance of all other covenants and conditions required on the part of Borrower to be observed or performed under the Loan Documents and this Agreement, Borrower hereby pledges, assigns and grants to Lender a continuing first lien security interest in the Lockbox Amount and the Accounts (to the extent that Borrower possesses any interest in the Lockbox Amount and the Accounts), and hereby pledges, assigns and grants to Lender a present assignment of, first lien upon, and a prior perfected security interest in the Lockbox Amount and the Accounts and all documents evidencing the Lockbox Amount and the Accounts, together with any and all proceeds of the foregoing.  Borrower hereby acknowledges that Lender has complete dominion and control over the Lockbox Amount (subject to the terms and conditions hereof) and the Accounts, and Borrower shall not, without the express written consent of Lender, have any access to or right to draw against any of the Lockbox Amount or the Accounts.

(b)

Remedies and Application.  Upon the occurrence of an Event of Default or in the event of Borrower's breach of any provision of this Agreement, Lender shall have all remedies available under Article 9 of the Uniform Commercial Code, under common law, and under any other applicable laws and, in addition, may apply any amounts then or thereafter deposited as the Lockbox Amount or in the Account in such order and in such amounts as Lender shall elect, in its sole and absolute discretion:  (i) to repayment of the indebtedness evidenced by the Notes and the Loan Documents; and/or (ii) toward reimbursement of Lender for any losses or expenses (including, without limitation, reasonable legal fees actually incurred) suffered or incurred by Lender as a result of such Event of Default or breach.

7.

Indemnification.  Borrower indemnifies and shall hold harmless Lender from and against any and all liabilities, obligations, claims, demands, damages, penalties, causes of action, losses, fines, costs and

Loan No. 526436:11

expenses (including without limitation reasonable attorneys' fees and expenses actually incurred) imposed upon or incurred by Lender arising from, or in connection with, directly or indirectly, this Agreement.  This indemnity is in addition to any other indemnity agreements made by Borrower to Lender in the Mortgage, the Note or in any of the other Loan Documents.  Borrower covenants and agrees that, in performing any of its duties under this Agreement, neither Lender nor any of its successors or assigns shall be liable for any losses, costs or damages which may be incurred by any of them as a result thereof, except for any losses, costs or damages arising out of the willful misconduct or gross negligence of such party.

8.

Servicer.   The Lender may, at its option, delegate its duties and responsibilities under this Agreement to a servicing agent (“Servicer”) and the Servicer may deposit, administer and hold the Lockbox Amount and other funds in the Account.

9.

Fees and Costs.   Borrower shall pay Lender at the closing of the Loan a one time administrative fee of $500.00 for its services in administering the Reserve.

10.

Other Agreements.

(a)

Standard of Consent.  Except as otherwise expressly provided in this Agreement, in any instance in which the consent or approval of Lender is required or may be given or where any determination, judgment or decision is to be rendered by Lender under this Agreement, such approval and consent shall be given or withheld in Lender's sole and absolute discretion.

(b)

Notices.  All notices hereunder shall be given in accordance with the provisions of the Mortgage, except that all notices hereunder to Lender shall be given to the following address:    John Hancock Life Insurance Company (U.S.A.), 197 Clarendon Street, Boston, Massachusetts 02116, Attn: Arthur Francis, Loan Number 526436:11.

(c)

Successors and Assigns.  This Agreement shall be binding upon Borrower and its successors and assigns, including without limitation successors in interest of Borrower in and to all or any part of the Property, and shall inure to the benefit of and may be enforced by Lender and its successors and assigns.  Borrower shall not assign any of its rights or obligations under this Agreement.

(d)

No Third Party Beneficiary.  This Agreement is intended solely for the benefit of Borrower and Lender, and no third party shall have any right or interest in this Agreement, nor any right to enforce this Agreement against any party to this Agreement.

(e)

Entire Agreement.  This Agreement contains the complete and entire understanding of the parties with respect to the matters covered and may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower and Lender, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

(f)

No Further Pledge or Assignment.  Borrower hereby covenants that it shall not further pledge, assign or grant a security interest or any other interest in or to, the Lockbox Amount or the Account, or any proceeds, replacement or substitutes of such amounts and such amounts shall not be encumbered, pledged, assigned or be made subject to a security interest, unless or until such amounts are disbursed to Borrower in accordance with this Agreement.

Loan No. 526436:11

(g)

Remedies Cumulative.  No right or remedy conferred upon or reserved to Lender under this Agreement is intended to be exclusive of any other right or remedy, and each and every such right and remedy shall be cumulative and concurrent and may be enforced separately, successively or together, and may be exercised from time to time as often as may be deemed necessary by Lender.

(h)

Relationship.  Nothing in this Agreement or in the Loan Documents is intended to create, nor creates, nor shall be deemed to create, a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Borrower and Lender, nor to grant Lender any interest in the Property other than that of creditor or mortgagee.

(i)

Conflicts.  If any provisions of this Agreement shall conflict with any provisions of the other Loan Documents regarding the Lockbox Amount, the provisions contained in this Agreement shall control.

(j)

Severability.  If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

(k)

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Florida and the applicable laws of the United States of America.

(l)

Counterparts.  This Agreement may be executed in multiple counterparts, each of which when taken together shall constitute one and the same original.

(m)

Headings.  Headings are for convenience and reference only and in no way define or limit the provisions of this Agreement.

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Loan No. 526436:11

IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement as of the date first above written.

LENDER:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By:  /s/ Jeffrey H. Packard

Name: Jeffrey H. Packard

Title: Assistant Vice President

BORROWER:

INLAND DIVERSIFIED KISSIMMEE PLEASANT HILL, L.L.C., a Delaware limited liability company

By:

Inland Diversified Real Estate Trust, Inc., a Maryland corporation

By: /s/ Barry L. Lazarus

Barry L. Lazarus

President

Loan No. 526436:11

EXHIBIT A

Form of Tenant Direction Letter

_______________, 20__

________________

________________

________________

Re:

Lease dated __________________ between _______________________, as original Landlord (with the undersigned Borrower having succeeded to landlord’s interest under the Lease), and ___________________, as Tenant, concerning premises located at ________________

Ladies and Gentlemen:

This letter shall constitute our joint directions and notice to you that the undersigned Borrower (“Borrower”) has granted a security interest in the captioned lease and all rents, additional rent and all other monetary obligations to landlord thereunder (collectively, "Rent") in favor of John Hancock Real Estate Finance, Inc. as lender ("Lender"), to secure certain of the Borrower’s obligations to Lender.  The undersigned hereby irrevocably instructs and authorizes you to disregard any and all previous notices sent to you in connection with Rent and hereafter to [deliver all Rent checks to the following address:  ________________________] [wire transfer all Rent to the following account]:

_______________________

_______________________

_______________________

_______________________

Routing Transit #:

_____________________

Credit To:

_____________________

For Loans:

_____________________

The instructions set forth herein are irrevocable and are not subject to modification in any manner, except that Lender, or any successor lender so identified by Lender, may by written notice to you modify or rescind the instructions contained herein.  The Borrower may not change the instructions and hereby instructs the Tenant not to  honor any change to the instructions without the written consent of Lender.

Sincerely,

BORROWER:

INLAND DIVERSIFIED KISSIMMEE PLEASANT HILL, L.L.C., a Delaware limited liability company

By:

Inland Diversified Real Estate Trust, Inc., a Maryland corporation

By:

Name:

Title:

EXHIBIT 10.11

Loan No. 526436:11

LENDER:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By:

Name:

Title:

Loan No. 526436:11

ACKNOWLEDGMENT AND AGREEMENT

The undersigned acknowledges notice of the security interest of Lender and hereby confirms that the undersigned will honor the above instructions until receipt of written direction of the Lender modifying or rescinding such directions.

By:

Name:

Its:

Dated as of: __________________, 20__.